                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                     Robert J. Eaton
                                             --------------------------------
                                                     ROBERT J. EATON

                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                    Thomas G. Denomme
                                             --------------------------------
                                                    THOMAS G. DENOMME

                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                      Robert A. Lutz
                                             --------------------------------
                                                      ROBERT A. LUTZ

                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 21st day of January, 1997.

                                                   Lilyan H. Affinito
                                             --------------------------------
                                                   LILYAN H. AFFINITO

                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.

                                                   James J. Aljian
                                             --------------------------------
                                                   JAMES J. ALJIAN

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                   Robert E. Allen
                                           --------------------------------
                                                   ROBERT E. ALLEN

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                  Joseph A. Califano, Jr.
                                             --------------------------------
                                                  JOSEPH A. CALIFANO, JR.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                   Earl G. Graves
                                             --------------------------------
                                                   EARL G. GRAVES

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                        Kent Kresa
                                             --------------------------------
                                                        KENT KRESA

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                   Robert J. Lanigan
                                             --------------------------------
                                                   ROBERT J. LANIGAN

                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                     Peter A. Magowan
                                             --------------------------------
                                                     PETER A MAGOWAN

                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                       John B. Neff
                                             --------------------------------
                                                       JOHN B. NEFF

                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                   Malcolm T. Stamper
                                             --------------------------------
                                                   MALCOLM T. STAMPER

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN and HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1996, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21st day of January, 1997.


                                                     Lynton R. Wilson
                                             --------------------------------
                                                     LYNTON R. WILSON